UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2019

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands		KY1-1106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2019, Herbalife Nutrition Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders. The Company’s shareholders voted on the three proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 12, 2019, and cast their votes as described below.

Proposal 1:     Election of Directors.

Fourteen board nominees for director were elected by a majority of the votes cast for a term of one year or until their successors are duly elected and qualified. The voting results are as follows:

	For	Against	Abstain	Broker Non-votes
Michael O. Johnson	122,223,478	2,278,765	3,278,216	8,595,516
Jeffrey T. Dunn	121,641,644	339,893	5,798,921	8,595,516
Dr. Richard H. Carmona	126,772,551	803,984	203,924	8,595,516
Jonathan Christodoro	100,009,755	22,480,609	5,290,095	8,595,516
Hunter C. Gary	117,040,746	10,722,745	16,968	8,595,516
Nicholas Graziano	120,613,048	1,877,143	5,290,267	8,595,516
Alan LeFevre	121,957,187	533,261	5,290,011	8,595,516
Jesse A. Lynn	120,901,340	1,784,711	5,094,408	8,595,516
Juan Miguel Mendoza	126,912,216	859,997	8,245	8,595,516
Michael Montelongo	122,039,233	5,723,937	17,288	8,595,516
James L. Nelson	106,395,378	21,367,873	17,208	8,595,516
Maria Otero	117,774,978	9,989,619	15,861	8,595,516
Margarita Paláu-Hernández	122,158,514	5,605,836	16,109	8,595,516
John Tartol	126,902,857	869,694	7,908	8,595,516

Proposal 2:    Advisory vote to approve named executive officer compensation.

The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
126,645,719	1,116,077	18,662	8,595,516

Proposal 3:    Ratification of appointment of the Company’s independent registered public accounting firm.

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
135,986,124	369,943	19,907	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

April 26, 2019	By:	/s/ HENRY C. WANG
		Name:	Henry C. Wang
		Title:	EVP, General Counsel and Corporate Secretary